UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08476

The Gabelli Multimedia Trust Inc.
(formerly, The Gabelli Global Multimedia
Trust Inc.)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2012

To Our Shareholders,

For the six months ended June 30, 2012, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 6.5%, compared with a total return of 5.9% for the Morgan Stanley Capital International (“MSCI”) World Free Index. The total return for the Fund’s publicly traded shares was 17.5%. The Fund’s NAV per share was $7.56, while the price of the publicly traded shares closed at $6.93 on the New York Stock Exchange (“NYSE”).See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a) (Unaudited)					Since Inception (11/15/94)
	Year to Date	1 Year	5 Year	10 Year
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	6.53%	(4.22)%	(6.18)%	4.57%	7.17%
Investment Total Return (c)	17.51	(1.09)	(5.50)	5.53	7.12
Standard & Poor’s 500 Index	9.49	5.45	0.22	5.33	8.45(d)
MSCI World Free Index	5.91	(4.98)	(2.96)	5.18	5.83(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2012:

The Gabelli Multimedia Trust Inc.

Entertainment	20.3%
Cable	12.2%
Broadcasting	8.3%
Computer Software and Services	8.3%
Hotels and Gaming	8.1%
Satellite	6.8%
U.S. Government Obligations	6.5%
Telecommunications: National	5.8%
Publishing	4.6%
Wireless Communications	4.6%
Consumer Services	2.8%
Telecommunications: Regional	2.5%
Retail	1.6%

Equipment	1.6%
Telecommunications: Long Distance	1.4%
Business Services: Advertising	1.3%
Computer Hardware	0.8%
Diversified Industrial	0.7%
Financial Services	0.5%
Consumer Products	0.4%
Electronics	0.4%
Food and Beverage	0.4%
Business Services	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 14, 2012 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2012 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Anthony R. Pustorino as a Director of the Fund. A total of 15,482,633 votes were cast in favor of this Director and a total of 1,233,811 votes were withheld for this Director. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Director of the Fund. A total of 711,323 votes were cast in favor of this Director and a total of 15,942 votes were withheld for this Director.

Mario J. Gabelli, CFA, Anthony J. Colavita, Gregory R. Dube, Frank J. Fahrenkopf, Jr., Werner J. Roeder, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

On August 15, 2012 the Board of Directors of the Fund appointed Kuni Nakamura as a Director of the Fund.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 93.5%
	DISTRIBUTION COMPANIES — 55.6%
	Broadcasting — 8.3%
10,000	Asahi Broadcasting Corp.	$42,567	$54,795
69,000	CBS Corp., Cl. A, Voting	933,972	2,297,010
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	36,430
20,000	Cogeco Inc.	395,355	900,501
13,000	Corus Entertainment Inc., Cl. B, Non-Voting, Toronto	26,464	292,663
2,000	Corus Entertainment Inc., Cl. B, OTC	5,257	45,140
56,000	Discovery Communications Inc., Cl. A†	712,981	3,024,000
56,000	Discovery Communications Inc., Cl. C†	528,968	2,805,040
27,500	Fisher Communications Inc.†	973,419	822,525
20,000	Gray Television Inc.†	25,257	29,400
9,000	Grupo Radio Centro SAB de CV, ADR	39,884	78,390
4,550	Lagardere SCA	100,163	126,619
16,000	LIN TV Corp., Cl. A†	13,117	48,320
4,000	M6 Metropole Television SA	35,208	52,442
68,566	Media Prima Berhad	34,965	47,719
3,600	Nippon Television Network Corp.	530,748	544,042
4,650	NRJ Group	20,718	30,894
13,000	Pandora Media Inc.†	128,833	141,310
3,500	RTL Group SA	134,551	323,336
80,000	Salem Communications Corp., Cl. A	410,453	437,600
17,500	Sinclair Broadcast Group Inc., Cl. A	120,491	158,550
23,000	Societe Television Francaise 1	229,511	183,080
50,000	Television Broadcasts Ltd	187,673	346,419
99,000	Tokyo Broadcasting System Holdings Inc.	1,794,623	1,210,021
240,000	TV Azteca SA de CV, CPO	58,305	160,843
27,000	UTV Media plc	96,517	63,429

		7,626,376	14,260,518

	Business Services — 0.1%
1,000	Convergys Corp.	17,737	14,770
600	HUGHES Telematics Inc.†	2,443	7,170
6,000	Impellam Group plc†	8,600	32,419
10,000	Monster Worldwide Inc.†	130,730	85,000

		159,510	139,359

	Cable — 12.2%
48,000	AMC Networks Inc., Cl. A†	489,531	1,706,400
188,000	Cablevision Systems Corp., Cl. A	1,395,217	2,498,520
12,500	Charter Communications Inc., Cl. A†	632,723	885,875
37,000	Cogeco Cable Inc.	758,470	1,683,734

Shares		Cost	Market Value
33,000	Comcast Corp., Cl. A	$540,783	$1,055,010
58,000	Comcast Corp., Cl. A, Special	1,005,920	1,821,200
120,690	Rogers Communications Inc., Cl. B, New York	738,244	4,370,185
19,310	Rogers Communications Inc., Cl. B, Toronto	148,207	700,061
42,000	Scripps Networks Interactive Inc., Cl. A	1,785,125	2,388,120
18,000	Shaw Communications Inc., Cl. B, New York	84,642	340,380
78,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	105,571	1,474,040
24,500	Time Warner Cable Inc.	1,111,237	2,011,450

		8,795,670	20,934,975

	Consumer Services — 2.8%
4,000	Bowlin Travel Centers Inc.†	3,022	5,120
13,000	Coinstar Inc.†	502,634	892,580
20,000	H&R Block Inc.	258,838	319,600
25,000	IAC/InterActiveCorp.	598,480	1,140,000
113,000	Liberty Interactive Corp., Cl. A†	927,816	2,010,270
2,000	Netflix Inc.†	178,715	136,940
19,000	TiVo Inc.†	191,191	157,130
8,000	Tree.com Inc.†	69,847	91,520

		2,730,543	4,753,160

	Diversified Industrial — 0.7%
16,000	Bouygues SA	449,280	429,258
3,686	Contax Participacoes SA, Preference	7,571	41,182
3,000	Fortune Brands Home & Security Inc.†	39,124	66,810
10,000	General Electric Co.	151,777	208,400
16,000	Jardine Strategic Holdings Ltd.	351,050	488,000
3,000	Malaysian Resources Corp. Berhad	3,735	1,653

		1,002,537	1,235,303

	Entertainment — 6.3%
25,000	British Sky Broadcasting Group plc	275,893	272,705
5,800	British Sky Broadcasting Group plc, ADR	181,535	254,736
4,005	Chestnut Hill Ventures†(a)	239,766	260,143
292,000	Grupo Televisa SAB, ADR	5,739,181	6,272,160
25,000	Naspers Ltd., Cl. N	1,096,688	1,330,253
5,000	Regal Entertainment Group, Cl. A	64,109	68,800
20,000	Societe d’Edition de Canal +	87,983	107,568
14,000	Take-Two Interactive Software Inc.†	125,467	132,440
58,000	The Madison Square Garden Co., Cl. A†	417,901	2,171,520

		8,228,523	10,870,325

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Equipment — 1.6%
14,000	American Tower Corp.	$273,740	$978,740
2,000	Amphenol Corp., Cl. A	7,794	109,840
83,000	Corning Inc.	728,029	1,073,190
2,000	Furukawa Electric Co. Ltd.	7,419	4,679
9,000	QUALCOMM Inc.	22,469	501,120

		1,039,451	2,667,569

	Financial Services — 0.5%
15,000	BCB Holdings Ltd.†	33,725	4,464
26,500	Kinnevik Investment AB, Cl. A	429,833	563,141
16,000	Kinnevik Investment AB, Cl. B	315,078	320,349
15,000	Waterloo Investment Holdings Ltd.†(a)	2,153	940

		780,789	888,894

	Food and Beverage — 0.4%
4,500	Beam Inc.	211,440	281,205
3,000	Compass Group plc	21,383	31,433
2,994	Pernod-Ricard SA	190,567	319,254

		423,390	631,892

	Real Estate — 0.0%
3,000	Reading International Inc., Cl. B†	22,192	16,575

	Retail — 1.6%
2,300	Amazon.com Inc.†	437,580	525,205
25,000	Barnes & Noble Inc.†	298,519	411,500
35,500	Best Buy Co. Inc.	1,096,717	744,080
27,000	HSN Inc.	573,919	1,089,450

		2,406,735	2,770,235

	Satellite — 6.8%
1,000	Asia Satellite Telecommunications Holdings Ltd.(a)	1,555	2,575
20,000	DigitalGlobe Inc.†	337,542	303,200
147,000	DIRECTV, Cl. A†	2,558,019	7,176,540
65,000	DISH Network Corp., Cl. A	1,180,321	1,855,750
41,000	EchoStar Corp., Cl. A†	888,068	1,083,220
4,000	GeoEye Inc.†	61,240	61,920
14,900	Loral Space & Communications Inc.	911,783	1,003,515
6,000	PT Indosat Tbk, ADR	58,079	140,160
30	SKY Perfect JSAT Holdings Inc.	15,472	13,436

		6,012,079	11,640,316

	Telecommunications: Long Distance — 1.4%
14,000	AT&T Inc	394,571	499,240
17,631	Oi SA, ADR.	404,606	217,567
7,318	Oi SA, Cl. C, ADR	80,676	34,029
24,000	Philippine Long Distance Telephone Co., ADR	329,883	1,526,400

Shares		Cost	Market Value
65,000	Sprint Nextel Corp.†	$242,964	$211,900
1,000	Startec Global Communications Corp.†(a)	4,645	2

		1,457,345	2,489,138

	Telecommunications: National — 5.8%
5,000	China Telecom Corp. Ltd., ADR	126,250	220,100
5,000	China Unicom Hong Kong Ltd., ADR	38,450	62,750
63,000	Deutsche Telekom AG, ADR	814,980	688,716
18,000	Elisa Oyj	171,518	361,731
3,000	France Telecom SA, ADR	48,120	39,330
3,605	Hellenic Telecommunications Organization SA†	41,551	9,124
11,000	Level 3 Communications Inc.†	236,682	243,650
1,000	Magyar Telekom Telecommuni- cations plc, ADR	17,104	9,700
5,000	Nippon Telegraph & Telephone Corp.	230,089	231,438
3,000	PT Telekomunikasi Indonesia, ADR.	12,340	104,490
6,000	Rostelecom OJSC, ADR†	41,408	129,298
28,000	Swisscom AG, ADR	704,879	1,121,680
6,000	Telecom Argentina SA, ADR	5,820	70,860
395,000	Telecom Italia SpA	1,042,979	390,151
19,500	Telefonica Brasil SA, ADR	297,460	482,430
118,026	Telefonica SA, ADR	1,183,507	1,546,141
80,000	Telefonos de Mexico SAB de CV, Cl. L	24,509	60,691
16,000	Telekom Austria AG	213,183	157,105
18,172	TeliaSonera AB	51,070	115,902
2,400	Telstra Corp. Ltd., ADR	30,324	45,240
25,000	tw telecom inc.†	444,668	641,500
55,000	Verizon Communications Inc.	1,962,858	2,444,200
89,000	VimpelCom Ltd., ADR	118,168	721,790

		7,857,917	9,898,017

	Telecommunications: Regional — 2.5%
6,000	Bell Aliant Inc.(a)(b)	82,128	148,506
73,000	Cincinnati Bell Inc.†	300,672	271,560
34,000	NII Holdings Inc.†	810,075	347,820
92,000	Telephone & Data Systems Inc.	3,600,285	1,958,680
21,500	TELUS Corp.	395,744	1,291,140
6,000	TELUS Corp., Non-Voting, Cl. A	151,054	350,880

		5,339,958	4,368,586

	Wireless Communications — 4.6%
80,000	America Movil SAB de CV, Cl. L, ADR	292,062	2,084,800
2,513	Grupo Iusacell SA de CV†(a)	9,492	0
240,000	Jasmine International Public Co. Ltd.(a)	5,040	23,123
16,000	MetroPCS Communications Inc.†	158,650	96,800

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Wireless Communications (Continued)
13,000	Millicom International Cellular SA, SDR	$1,060,312	$1,223,428
4,000	Nextwave Wireless Inc.†	2,945	1,200
900	NTT DoCoMo Inc.	1,400,085	1,494,089
19,000	Orascom Telecom Holding SAE, GDR†(c)	75,678	47,500
19,000	Orascom Telecom Media and Technology Holding SAE, GDR†(a)(b)	29,430	22,800
34,000	SK Telecom Co. Ltd., ADR	761,600	411,400
4,203	Tim Participacoes SA, ADR	33,152	115,414
8,000	Turkcell Iletisim Hizmetleri A/S, ADR†	118,357	100,400
33,000	United States Cellular Corp.†	1,253,735	1,274,460
4,000	ViaSat Inc.†	184,664	151,080
30,000	Vodafone Group plc, ADR	739,601	845,400

		6,124,803	7,891,894

	TOTAL DISTRIBUTION COMPANIES	60,007,818	95,456,756

	COPYRIGHT/CREATIVITY COMPANIES — 37.9%
	Business Services: Advertising — 1.3%
149,200	Clear Channel Outdoor Holdings Inc., Cl. A†.	1,332,471	898,184
15,000	Harte-Hanks Inc.	110,333	137,100
6,000	Havas SA	28,900	27,297
10,000	JC Decaux SA	231,338	220,071
4,000	Lamar Advertising Co., Cl. A†	94,237	114,400
2,000	Publicis Groupe	13,971	91,243
55,000	SearchMedia Holdings Ltd.†	325,784	100,100
60,000	The Interpublic Group of Companies Inc.	466,075	651,000

		2,603,109	2,239,395

	Computer Hardware — 0.8%
2,300	Apple Inc.†	552,295	1,343,200

	Computer Software and Services — 8.3%
3,000	AboveNet Inc.†	159,657	252,000
72,000	Activision Blizzard Inc.	513,168	863,280
45,000	EarthLink Inc.	327,706	334,800
60,000	eBay Inc.†.	1,440,691	2,520,600
122,000	Electronic Arts Inc.†	2,109,060	1,506,700
26,000	Facebook Inc., Cl. A†	831,833	809,120
1,994	FleetCor Technologies Inc.†	1,326	69,870
5,400	Google Inc., Cl. A†	2,388,665	3,132,378
46,000	Internap Network Services Corp.†	250,238	299,460
10,000	InterXion Holding NV†	135,436	181,100
27,000	RealD Inc.†	283,691	403,920
100	Rimage Corp.	1,478	800

Shares		Cost	Market Value
243,000	Yahoo! Inc.†	$4,088,303	$3,846,690

		12,531,252	14,220,718

	Consumer Products — 0.4%
2,500	Nintendo Co. Ltd	514,728	289,298
30,000	Nintendo Co. Ltd., ADR	553,500	435,600

		1,068,228	724,898

	Electronics — 0.4%
2,577	CSR plc, ADR	37,829	35,355
3,000	IMAX Corp.†	20,278	72,090
19,000	Intel Corp.	458,348	506,350
3,115	Koninklijke Philips Electronics NV	28,166	61,272

		544,621	675,067

	Entertainment — 14.0%
16,000	Ascent Capital Group Inc., Cl. A†	467,093	828,000
18,000	Crown Media Holdings Inc., Cl. A†	71,304	31,500
13,000	DreamWorks Animation SKG Inc., Cl. A†	293,883	247,780
60,000	GMM Grammy Public Co. Ltd	45,782	47,229
52,000	Liberty Global Inc., Cl. A†	816,911	2,580,760
52,000	Liberty Global Inc., Cl. C†	784,875	2,483,000
74,000	Liberty Media Corp. - Liberty Capital, Cl. A†	1,299,496	6,505,340
22,000	Live Nation Entertainment Inc.†	209,809	201,960
5,000	Rovi Corp.†	139,505	98,100
17,000	STV Group plc†	13,537	24,495
7,000	The Walt Disney Co.	238,414	339,500
56,000	Time Warner Inc.	1,790,816	2,156,000
140,000	Universal Entertainment Corp.	3,303,720	2,898,605
56,000	Viacom Inc., Cl. A	1,310,103	2,854,880
147,266	Vivendi SA	3,091,379	2,726,527
10,000	World Wrestling Entertainment Inc., Cl. A	83,285	78,200

		13,959,912	24,101,876

	Hotels and Gaming — 8.1%
115,000	Boyd Gaming Corp.†	756,913	828,000
90,000	Gaylord Entertainment Co.†	2,047,625	3,470,400
4,200	Greek Organization of Football Prognostics SA	45,444	26,310
2,000	Hyatt Hotels Corp., Cl. A†	62,969	74,320
78,500	International Game Technology	1,619,840	1,236,375
15,000	Interval Leisure Group Inc.	290,087	285,150
570,000	Ladbrokes plc	3,276,234	1,403,329
47,500	Las Vegas Sands Corp.	884,400	2,065,775
79,000	Melco Crown Entertainment Ltd., ADR†.	549,486	910,080
36,000	MGM China Holdings Ltd.	71,715	54,385
19,000	Penn National Gaming Inc.†	518,250	847,210
6,600	Starwood Hotels & Resorts Worldwide Inc.	141,253	350,064

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued) COPYRIGHT/CREATIVITY COMPANIES (Continued) Hotels and Gaming (Continued)
30,000	Wynn Macau Ltd	$38,825	$69,683
22,500	Wynn Resorts Ltd	653,024	2,333,700

		10,956,065	13,954,781

	Publishing — 4.6%
15,000	AH Belo Corp., Cl. A	67,792	60,300
20,000	Arnoldo Mondadori Editore SpA†	63,827	22,450
70,000	Belo Corp., Cl. A	351,128	450,800
2,833	Golden Books Family Entertainment Inc.†(a)	0	0
60,000	Il Sole 24 Ore SpA†	113,670	39,749
800	John Wiley & Sons Inc., Cl. B	5,693	39,420
3,000	Media General Inc., Cl. A†	11,643	13,830
11,500	Meredith Corp.	368,865	367,310
5,263	Nation International Edutainment Public Co. Ltd.	421	563
1,000,000	Nation Multimedia Group Public Co. Ltd.†(a)	84,677	41,247
155,000	News Corp., Cl. A	1,691,112	3,454,950
42,000	News Corp., Cl. B	429,699	945,840
11,000	Nielsen Holdings NV†	293,014	288,420
974,000	Post Publishing Public Co. Ltd.(a)	47,100	87,402
1,000	Scholastic Corp.	16,500	28,160
252,671	Singapore Press Holdings Ltd.	742,032	777,910
600	Spir Communication†	13,551	14,958
10,000	Telegraaf Media Groep NV	173,565	104,606
6,000	The E.W. Scripps Co., Cl. A†	35,180	57,660
22,000	The McGraw-Hill Companies Inc.	802,605	990,000
9,091	UBM plc	56,548	83,220
3,000	Wolters Kluwer NV	67,969	47,570

		5,436,591	7,916,365

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	47,652,073	65,176,300

	TOTAL COMMON STOCKS	107,659,891	160,633,056

	WARRANTS — 0.0%
	Broadcasting — 0.0%
10,244	Media Prima Berhad, expire 12/31/14†	2,145	1,677

	Business Services: Advertising — 0.0%
90,000	SearchMedia Holdings Ltd., expire 11/19/12†	186,899	9,000

	TOTAL WARRANTS	189,044	10,677

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 6.5%
$11,208,000	U.S. Treasury Bills, 0.095% to 0.140%††, 08/16/12 to 12/20/12	$11,204,465	$11,205,857

TOTAL INVESTMENTS — 100.0%		$119,053,400	171,849,590

Notional Amount		Termination Date	Unrealized Depreciation
$10,000,000	Interest Rate Swap Agreement(d)	04/04/13	(319,938)

			Market Value
Other Assets and Liabilities (Net)			$(364,661)

PREFERRED STOCK
(791,614 preferred shares outstanding)			$(34,775,350)

NET ASSETS — COMMON STOCK
(18,030,367 common shares outstanding)			$136,389,641

NET ASSET VALUE PER COMMON SHARE
($136,389,641 ÷ 18,030,367 shares outstanding)			$7.56

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $586,738 or 0.34% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the market value of Rule 144A securities amounted to $171,306 or 0.10% of total investments.
(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2012, the market value of the Regulation S security amounted to $47,500 or 0.03% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/12 Carrying Value Per Unit
19,000	Orascom Telecom Holding SAE, GDR	11/16/09	$75,678	$2.5000
(d) At June 30, 2012, the Fund had entered into an interest rate swap agreement with Citibank N.A.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	%of Market Value	Market Value

North America	76.9%	$132,133,998

Europe.	9.3	15,968,532

Latin America	5.6	9,692,512

Japan	4.2	7,212,431

Asia/Pacific	3.2	5,440,624

South Africa	0.8	1,330,253

Africa/Middle East	0.0	71,240

Total Investments	100.0%	$171,849,590

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities June 30, 2012 (Unaudited)
Assets:
Investments, at value (cost $119,053,400)	$171,849,590
Foreign currency, at value (cost $112,065)	113,993
Cash	4,697
Receivable for investments sold	23,626
Dividends receivable	206,894
Deferred offering expense	155,956
Prepaid expenses	2,437

Total Assets	172,357,193

Liabilities:
Distributions payable	13,372
Deferred tax liabilities (a)	9,072
Payable for investments purchased	86,219
Payable for investment advisory fees	280,413
Payable for payroll expenses	21,443
Payable for accounting fees	3,750
Unrealized depreciation on swap contracts	319,938
Payable for legal and audit fees	250,139
Payable for auction agent fees	131,040
Other accrued expenses	76,816

Total Liabilities	1,192,202

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$136,389,641

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$100,983,200
Accumulated net investment income	17,411
Accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(17,081,013)
Net unrealized appreciation on investments	52,787,118
Net unrealized depreciation on swap contracts	(319,938)
Net unrealized appreciation on foreign currency translations	2,863

Net Assets	$136,389,641

Net Asset Value per Common Share:
($136,389,641 ÷ 18,030,367 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$7.56

(a)	Includes net change in deferred Thailand capital gains tax on unrealized appreciation of $1,735 during the six months ended June 30, 2012.

Statement of Operations For the Six Months Ended June 30, 2012 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $148,539)	$1,924,206
Interest	6,602

Total Investment Income	1,930,808

Expenses:
Investment advisory fees	867,304
Shareholder communications expenses	91,304
Legal and audit fees	66,332
Shareholder services fees	45,362
Directors’ fees	35,200
Custodian fees	31,477
Payroll expenses	26,856
Accounting fees	22,500
Interest expense	178
Miscellaneous expenses	42,869

Total Expenses	1,229,382

Less:
Insurance recovery of prior year legal fees	(300,000)

Net Expenses	929,382

Net Investment Income	1,001,426

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	466,272
Net realized loss on swap contracts	(207,566)
Net realized loss on foreign currency transactions	(2,680)

Net realized gain on investments, swap contracts, and foreign currency transactions	256,026

Net change in unrealized appreciation/ depreciation:
on investments (a)	7,946,205
on swap contracts	170,242
on foreign currency translations	1,767

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	8,118,214

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	8,374,240

Net Increase in Net Assets Resulting from Operations	9,375,666

Total Distributions to Preferred Stock Shareholders	(597,926)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$8,777,740

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
Operations:
Net investment income/(loss)	$1,001,426		$(161,526)
Net realized gain on investments, swap contracts, and foreign currency transactions	256,026		5,172,811
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations.	8,118,214		(9,304,711)

Net Increase/(Decrease) in Net Assets Resulting from Operations	9,375,666		(4,293,426)

Distributions to Preferred Shareholders:
Net investment income	(370,714	)*	—
Net realized short-term gain	—		(1,209,367)
Net realized long-term gain	(227,212	)*	—

Total Distributions to Preferred Shareholders.	(597,926)		(1,209,367)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	8,777,740		(5,502,793)

Distributions to Common Shareholders:
Net investment Income	(649,642	)*	—
Net realized short-term gain	—		(4,218,822)
Net realized long-term gain	(360,913	)*	—
Return of capital	(6,207,694	)*	(10,618,372)

Total Distributions to Common Shareholders	(7,218,249)		(14,837,194)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	—		31,676,561
Net decrease from repurchase of common shares	(354,024)		(135,085)
Offering costs for common shares charged to paid-in capital	(17,897)		(456,781)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(371,921)		31,084,695

Net Increase in Net Assets Attributable to Common Shareholders	1,187,570		10,744,708

Net Assets Attributable to Common Shareholders:
Beginning of period	135,202,071		124,457,363

End of period (including undistributed net investment income of $17,411 and $36,341, respectively)	$136,389,641		$135,202,071

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$7.48		$9.17	$7.70	$5.40	$14.39	$14.09

Net investment income/(loss)	0.06		0.04	(0.07)	0.05	0.14	0.10
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.45		0.00 (a)	2.22	2.33	(8.41)	1.15

Total from investment operations	0.51		0.04	2.15	2.38	(8.27)	1.25

Distributions to Preferred Shareholders: (b)
Net investment income	(0.02	)*	—	(0.09)	(0.02)	(0.13)	(0.02)
Net realized gain	(0.01	)*	(0.07)	—	—	—	(0.18)
Return of capital	—		—	—	(0.07)	(0.03)	—

Total distributions to preferred shareholders	(0.03)		(0.07)	(0.09)	(0.09)	(0.16)	(0.20)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	—		(0.03)	2.06	2.29	(8.43)	1.05

Distributions to Common Shareholders:
Net investment income	(0.04	)*	—	(0.07)	—	—	(0.08)
Net realized gain	(0.02	)*	(0.24)	—	—	—	(0.67)
Return of capital	(0.34	)*	(0.63)	(0.53)	—	(0.57)	0.00 (a)

Total distributions to common shareholders	(0.40)		(0.87)	(0.60)	—	(0.57)	(0.75)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—		(0.76)	—	—	—	—
Increase in net asset value from repurchase of common shares.	0.00	(a)	0.00 (a)	0.01	0.01	0.00 (a)	0.00 (a)
Increase in net asset value from repurchase of preferred shares.	—		—	0.00 (a)	0.00 (a)	0.01	—
Offering expenses charged to paid-in capital	—		(0.03)	—	—	—	—

Total fund share transactions	0.00		(0.79)	0.01	0.01	0.01	0.00 (a)

Net Asset Value Attributable to Common Shareholders, End of Period	$7.56		$7.48	$9.17	$7.70	$5.40	$14.39

NAV total return †	7.08%		(0.13)%	28.76%	42.59%	(59.40)%	8.03%

Market value, end of period	$6.93		$6.24	$8.21	$6.63	$4.45	$12.89

Investment total return ††	17.51%		(10.35)%	33.88%	48.99%	(62.65)%	11.13%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$171,165		$169,977	$159,232	$141,164	$122,401	$251,334
Net assets attributable to common shares, end of period (in 000’s)	$136,390		$135,202	$124,457	$106,386	$75,619	$201,506
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	1.44	%(c)	(0.11)%	(0.89)%	0.88%	1.40%	0.46%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction.	1.34	%(c)	2.59%	3.19%	2.46%	1.89%	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any.	1.34	%(c)	2.34%	3.19%	2.43%	1.54%	1.62%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.07	%(c)	2.08%	2.44%	1.70%	1.40%	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.07	%(c)	1.88%	2.44%	1.68%	1.14%	1.32%
Portfolio turnover rate †††	4.0%		14.4%	9.4%	9.6%	14.5%	14.5%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775		$19,775	$19,775	$19,778	$24,281	$24,828
Total shares outstanding (in 000’s)	791		791	791	791	971	993
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.71		$25.38	$25.07	$23.53	$22.59	$24.14
Asset coverage per share	$123.05		$122.20	$114.47	$101.48	$65.41	$126.10
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000		$15,000	$15,000	$15,000	$22,500	$25,000
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (e)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$123,051		$122,197	$114,472	$101,475	$65,411	$126,101
Asset Coverage (f)	492%		489%	458%	406%	262%	504%

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

†††

Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 14.8%.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(c)	Annualized.
(d)	Based on weekly prices.
(e)

Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

(f)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”), formerly The Gabelli Global Multimedia Trust Inc., is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long-term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	–	quoted prices in active markets for identical securities;
•	Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3	–	significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs			Total Market Value at 6/30/12
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$10,610,182		$260,143	$10,870,325
Financial Services	887,954	—	940	888,894
Telecommunications: Long Distance	2,489,136	—	2	2,489,138
Wireless Communications	7,868,771	$23,123	0	7,891,894
Copyright/Creativity Companies
Publishing	7,787,716	128,649	0	7,916,365
Other Industries (a)	130,576,440	—	—	130,576,440
Total Common Stocks	160,220,199	151,772	261,085	160,633,056
Warrants:
Broadcasting	1,677			1,677
Business Services: Advertising	9,000	—	—	9,000
Total Warrants	10,677	—	—	10,677
U.S. Government Obligations	—	11,205,857	—	11,205,857
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$160,230,876	$11,357,629	$261,085	$171,849,590
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):* INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(319,938)	$—	$(319,938)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”). Interest rate swaps transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2012 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Fixed Rate	Floating Rate* (rate reset monthly)	Termination Date	Net Unrealized Depreciation
$10,000,000	4.32000%	0.23875%	4/04/13	$(319,938)

*	Based on LIBOR (London Interbank Offered Rate).

Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the six months ended June 30, 2012.

As of June 30, 2012, the value of interest rate swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2012, the effect of interest rate swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation on swap contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under its distribution policy, the Fund declares and pays quarterly distributions. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$4,218,822	$1,209,367
Return of capital	10,618,372	—

Total distributions paid	$14,837,194	$1,209,367

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(10,774,341)
Net unrealized appreciation on investments.	38,880,778
Net unrealized depreciation on swaps contracts and foreign currency translations	(496,421)
Other temporary differences*	29,240

Total	$27,639,256

*	Other temporary differences are primarily due to current year swap accrual.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital

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Notes to Financial Statements (Unaudited) (Continued)

losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. $10,774,341 of capital loss carryforwards is available through 2017.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$124,949,096	$61,547,938	$(14,647,444)	$46,900,494

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Stock for the period. For the six months ended June 30, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense on the outstanding Preferred Stock. Thus, advisory fees were accrued on the assets attributable to all Preferred Stock.

During the six months ended June 30, 2012, the Fund paid brokerage commissions on security trades of $7,228 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2012, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2012 the Fund paid or accrued $26,856 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $7,139,545 and $6,289,451, respectively.

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2012, the Fund repurchased and retired 50,025 shares of common stock in the open market at a cost of $354,024 and an average discount of approximately 9.81% from its NAV. During the year ended December 30, 2011, the Fund repurchased and retired 20,500 shares of common stock in the open market at a cost of $135,085 and an average discount of approximately 16.0% from its NAV.

Transactions in common stock were as follows:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued in rights offering	—	—	4,525,223	$31,676,561
Net decrease from repurchase of common shares	(50,025)	$(354,024)	(20,500)	(135,085)

Net increase/(Decrease)	(50,025)	$(354,024)	4,504,723	$31,541,476

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund filed a $400 million shelf registration statement with the SEC that was declared effective on June 30, 2011, enabling the Fund to offer additional common or preferred stock.

On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of Series B Preferred. The Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2012, the Fund did not repurchase any shares of Series B Preferred. At June 30, 2012, 791,014 shares of 6.00% Series B Preferred were outstanding and accrued dividends amounted to $13,184.

On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Preferred. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Preferred subject to bid orders by potential holders has been less than the number of Series C Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Preferred for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of such auction. The dividend rates of Series C Preferred ranged from 0.045% to 0.345% for the six months ended June 30, 2012. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series C Preferred may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Preferred in whole or in part at the redemption price at any time. There were no redemptions of Series C Preferred during the six months ended June 30, 2012. At June 30, 2012, 600 shares of Series C Preferred were outstanding with an annualized dividend rate of 0.045% per share and accrued dividends amounted to $188.

On March 29, 2011, the Fund distributed one transferable right for each of the 13,575,669 shares of common stock outstanding on that date. Three rights were required to purchase one additional share of common stock at the subscription price of $7.00 per share. On April 26, 2011, the Fund issued 4,525,223 shares of common stock, receiving proceeds of $31,676,561, prior to the deduction of offering expenses of $456,781. The NAV per share of the Fund was reduced by approximately $0.76 per share as a result of the issuance of shares below NAV.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock,

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. On July 12, 2012, Moody’s Investors Services changed its rating on the Preferred Stock, increasing the maximum rate to 175% of the “AA” Financial Composite Commercial Paper Rate on subsequent auction dates, for the Series C Preferred.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 16, 2012, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1. The nature, extent, and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, BNY to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2. The performance of the Fund and the Adviser.

The Board reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered closed-end funds. The Board considered the Fund’s one year average annual total return for the period ended March 31, 2012. The peer group considered by the Board Members was developed by Lipper and was comprised of other selected closed-end core, growth and value equity funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreements (Unaudited) (Continued)

whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was below the median for the one year, five year and ten year periods, and above the median for the three year period. The Board concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3. The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative Lipper expense peer group comprised of other selected closed-end core, growth and value equity funds (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered the comparative contract rates. The Board noted that the Fund’s advisory fee and expense ratio were higher than average when compared with those of the Expense Peer Group.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2011. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4. The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreements (Unaudited) (Continued)

significant asset growth. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5. Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

DIRECTORS AND OFFICERS

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President, Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Gregory R. Dube

Managing Member,

Roseheart Associates, LLC

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Kuni Nakamura

President, Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director, Lawrence Hospital

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President & Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Paul Hastings LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	6.00% Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	18,030,367	791,014

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX”.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/12 through 01/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,080,392 Preferred Series B – 791,014
Month #2 02/01/12 through 02/29/12	Common – 3,000 Preferred Series B – N/A	Common – $7.0087 Preferred Series B – N/A	Common – 3,000 Preferred Series B – N/A	Common – 18,077,392 Preferred Series B – 791,014
Month #3 03/01/12 through 03/31/12	Common – 21,631 Preferred Series B – N/A	Common – $7.1793 Preferred Series B – N/A	Common – 21,631 Preferred Series B – N/A	Common –18,055,761 Preferred Series B – 791,014
Month #4 04/01/12 through 04/30/12	Common – 25,394 Preferred Series B – N/A	Common – $21.0896 Preferred Series B – N/A	Common – 25,394 Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Month #5 05/01/12 through 05/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Month #6 06/01/12 through 06/30/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Total	Common – 50,025 Preferred Series B – N/A	Common – $7.08 Preferred Series B – N/A	Common – 50,025 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Multimedia Trust Inc. (formerly, The Gabelli Global Multimedia Trust Inc.)

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/7/12

* Print the name and title of each signing officer under his or her signature.